DREYFUS MUNICIPAL INCOME, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of Dreyfus Municipal Income, Inc. (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, on Friday, June 7, 2013 at 10:00 a.m., for the following purposes:

1.	To elect one Class I Director to serve for a two-year term and two Class II Directors to serve for a three-year term, in each case until their successors are duly elected and qualified.
2.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     Stockholders of record at the close of business on March 22, 2013 will be entitled to receive notice of and to vote at the meeting.

New York, New York
April 1, 2013

DREYFUS MUNICIPAL INCOME, INC.

PROXY STATEMENT

Annual Meeting of Stockholders
to be held on June 7, 2013

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of Dreyfus Municipal Income, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held on Friday, June 7, 2013 at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus” or the “Investment Adviser”), 200 Park Avenue, 8th Floor, New York, New York, 10166 and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 22, 2013 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. It is essential that stockholders complete, date, sign and return the proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the meeting. If a quorum is not present at the meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. If a proposal is to be voted upon by only one class of the Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. The Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A and Series B. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS. As of March 22, 2013, the Fund had outstanding the following number of shares:

Common
Stock Outstanding	APS Outstanding
20,700,845	3,000

     It is estimated that proxy materials will be mailed to stockholders of record on or about April 12, 2013. The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166. Copies of the Fund’s most recent Annual Report to Stockholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 7, 2013: This proxy statement, and copies of the Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available at Dreyfus.com/closedendfund.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund consider the election of one Class I Director to serve for a two-year term and two Class II Directors to serve for a three-year term until their successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Director of the Fund. Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund’s Directors not standing for election at the meeting (the “Continuing Directors”), information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A. Except for Gordon J. Davis, none of the Nominees or Continuing Directors are “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund. Mr. Davis is deemed to be an “interested person” of the Fund as a result of his affiliation with Venable LLP, which provides legal services to the Fund.

     Under the terms of the Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors of the Fund. One such Director, George L. Perry, was elected by APS holders in June 2011 as a Class III Director whose term expires in 2014. The other APS designee, Whitney I. Gerard, is a Nominee for election by APS holders as a Class II Director.

     Voting with regard to the election of Directors will be as follows: holders of Common Stock and APS will vote together as a single class with respect to the election of Mr. Davis as a Class I Director and Class II Director Nathan Leventhal; and APS holders will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Mr. Gerard as a Class II Director.

     The persons named as proxies on the accompanying proxy card intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

     Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Investment Adviser’s Chief Investment Officer (or a senior representative of his office), the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of all Independent Directors, as defined below) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from the Board’s independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to certain inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Investment Adviser (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, except for Mr. Davis, all of the Fund’s Directors, including the Chairman of the Board, are Independent Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser; and (iii) the Board’s oversight role in management of the Fund.

     Information About Each Nominee’s and Continuing Director’s Experience, Qualifications, Attributes or Skills. Nominees for Director of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Specific information about the Continuing Directors, information on each Nominee’s and Continuing Director’s ownership of Fund shares, and other relevant information is set forth on Exhibit A.

     Nominees for Class II Directors with Term Expiring in 2016 Independent Director Nominees

Name (Age) of Nominee	Principal Occupation	Other Public Company Board
Position with Fund (Since)	During Past 5 Years	Memberships During Past 5 Years
WHITNEY I. GERARD (78)	Partner in the law firm of Chadbourne	N/A
Class II Director (1995)	& Parke LLP
APS Designee (2000)

NATHAN LEVENTHAL(69)	Chairman of the Avery-Fisher Artist	Movado Group, Inc. Director (2003-
Class II Director (2009)	Program (1997-present)	present)
Commissioner, NYC Planning
Commission (2007-2011)

Nominee for Class I Director with Term Expiring in 2015
Interested Director Nominee
Name (Age) of Nominee	Principal Occupation	Other Public Company Board
Position with Fund (Since)	During Past 5 Years	Memberships During Past 5 Years
GORDON J. DAVIS (71)*	Partner in the law firm of Venable LLP	Consolidated Edison, Inc., a utility
Board Member	(2012-present)	company, Director (1997-present)
	Partner in the law firm of Dewey &	The Phoenix Companies, Inc., a life
	LeBoeuf LLP (1994-2012)	insurance company, Director (2000-
present)

     Each Nominee has been a Dreyfus Family of Funds board member for over 15 years. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Directors (this information for Continuing Directors is set forth on Exhibit A). The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Fund’s management, service providers and counsel, in order to exercise effective business judg-

*Mr. Davis is deemed to be an “interested person” (as defined in teh 1940 Act) (“Interested Director”) of the Fund as a result of his affiliation with Venable LLP, which provides legal services to the Fund.

ment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser; counsel to the Fund and to the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Director Nominees

     Whitney I. Gerard – Mr. Gerard is a partner in the law firm of Chadbourne & Parke LLP, where his practice focuses on the representation and counseling of international companies and individuals doing business and/or engaged in litigation in the United States.

     Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Mr. Leventhal also has served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

Interested Director Nominee

     Gordon J. Davis – Mr. Davis is currently a partner in the law firm of Venable LLP, where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis was a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member o the New York City Planning Commission, and as Commissioner of Parks and Recreation fo the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

     Fund Board Committees. The Fund has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Directors.

     The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, is available at www.dreyfus.com in the “Individual Investors” section under “Specialty Products — Closed End Fund Information.”

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity, and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such consid-

erations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is not available on the Fund’s or Dreyfus’ website but was attached as Exhibit B to the Fund’s proxy statement for the 2011 annual stockholder meeting (filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2011).

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

     The litigation committee seeks to address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate.

     The Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     Compensation. Each Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Joseph S. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for their expenses. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended September 30, 2012 and the aggregate amount of compensation paid to each Nominee by all funds in the Dreyfus Family of Funds for which the Nominee was a Board member (the number of portfolios of such funds is set forth in parentheses next to the Nominee’s total compensation) during 2012, was as follows:

	Aggregate	Total Compensation from
	Compensation from	the Fund and Fund Complex
Name of Nominee	Fund*	Paid to Nominee (**)
Independent Director Nominees
Whitney I. Gerard	$1,065	$192,750 (25)
Nathan Leventhal	$1,065	$320,500 (25)
Interested Director Nominee
Gordon J. Davis	$56	$209,167 (53)

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Directors for attending Board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a board member in 2012.

     For the Fund’s most recent fiscal year, the number of Board and committee meetings held and the aggregate amount of compensation paid by the Fund to each Continuing Director and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain other information concerning the Fund’s Directors and officers also is set forth on Exhibit A.

     Director Emeritus Program. The Board has adopted an Emeritus Program to provide Directors who have served on the Board of one or more funds in the Dreyfus Family of Funds for an extended period of time and who have attained a certain age a means for assuming a less demanding role with the Fund while maintaining an ongoing relationship with the Fund. The Board has determined that the continued guidance and input such experienced Directors can provide merited the establishment of the Program. Under the Board Member Emeritus Program, for a Director whose first service on the Board of any fund in The Dreyfus Family of Funds occurred before September 30, 2008, upon reaching age 72, such Director is entitled to elect Emeritus status with respect to the Fund if he or she has served on the Board of a fund for at least 10 years. Upon reaching age 80, Emeritus status is mandatory and becomes effective immediately, unless the Director chooses to retire at that time. The 10-year pre-requisite for service as a Board member will not be waived for a Director who reaches age 80 but has not served as a Board member of a fund for at least 10 years. Emeritus Directors are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director achieves Emeritus status and one-half the per meeting attendance fee in effect on the date of the meeting attended by the Emeritus Board member. Emeritus Directors are reimbursed for reasonable expenses incurred in connection with attending Board meetings.

Required Vote

     The election of each Nominee requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Directors. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on July 18, 2012, the Fund’s audit committee approved and the Fund’s Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP (“E&Y”) as the Fund’s independent auditors for the fiscal year ending September 30, 2012. E&Y, a major international accounting firm, has acted as independent auditors of the Fund since the Fund’s organization. The audit committee’s report is attached as Exhibit B to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

     The following chart reflects fees paid to E&Y in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees paid to E&Y by the Fund and Service Affiliates. All services provided by E&Y were pre-approved as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$30,312/$32,815	$0/$0
Audit-Related Fees[2]	$26,442/$32,442	$0/$0
Tax Fees[3]	$2,731/$3,267	$0/$0
All Other Fees	$0/$0	$0/$200,000
Aggregate Non-Audit Fees[4]	N/A	$16,565,389/$43,887,310

1 For the Fund’s fiscal years ended September 30, 2011/September 30, 2012.

2 Services to the Fund consisted of (i) agreed-upon procedures related to compliance with basic maintenance requirements for APS; and (ii) security counts required by Rule 17f-2 under the 1940 Act.

3 Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

4 Aggregate fees from the Fund and Service Affiliates are shown under the Service Affiliates column.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of E&Y engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved ser-

vices in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y’s independence. Pre-approvals pursuant to the Policy are considered annually.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining E&Y’s independence.

     A representative of E&Y is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     The Bank of New York Mellon, an affiliate of Dreyfus, located at One Wall Street, New York, New York 10286, acts as Custodian for the assets of the Fund. Computershare Shareowner Services LLC, located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent Dividend-Paying Agent and Registrar.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by the Fund no later than December 13, 2013 at the principal executive office of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is February 26, 2014.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Computershare Shareowner Services LLC, Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, NJ 07301, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: April 1, 2013

EXHIBIT A
PART I

     Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

     Information About Each Continuing Director’s Experience, Qualifications, Attributes or Skills. Continuing Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Continuing Class III and Class I Directors with Terms Expiring in 2014 for Class III and 2015 for Class I

Name (Age) of Continuing Director	Principal Occupation	Other Public Company Board
Position with Fund (Since)	During Past 5 Years	Memberships During Past 5 Years
Independent Directors

JOSEPH S. DiMARTINO (69)	Corporate Director and Trustee	CBIZ (formerly, Century Business
Chairman of the Board		Services, Inc.), a provider of out-
Class III Director (1995)		sourcing functions for small and
medium size companies, Director
(1997 – present)
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and paper-
board converting plants, Director
(2000 – 2010)
Sunair Services Corporation, a provider
of certain outdoor-related services to
homes and business, Director
(2005 – 2009)

GEORGE L. PERRY (79)	Economist and Senior Fellow at	N/A
Class III Director (1989)	Brookings Institution
APS Designee (2002)

BENAREE PRATT WILEY (66)	Principal, The Wiley Group, a firm	CBIZ (formerly Century Business
Class III Director	specializing in strategy and business	Services, Inc.), a provider of out-
	development (2005 – present)	sourcing functions for small and
medium size companies, Director
(2008 – present)

CLIFFORD L. ALEXANDER, JR. (79)	President of Alexander & Associates,	N/A
Class I Director (2003)	Inc., a management consulting firm
(January 1981 – present)

     Each Continuing Director has been a Dreyfus Family of Funds board member for at least 15 years. Additional information about each Continuing Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Continuing Director possesses which the Board believes has prepared them to be effective Directors.

Independent Directors

     Joseph S. DiMartino — Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

     George L. Perry — Dr. Perry is an Economist and Senior Fellow at The Brookings Institution. Dr. Perry was the founder and long time director of the Brookings Panel on Economic Activity and editor of its journal, the Brookings Papers. Dr. Perry is a Director Emeritus of and a consultant to the State Farm Mutual Automobile Association and State Farm Life Insurance Company. Prior to joining the Brookings Institution, Dr. Perry served as the Senior Economist to the President’s Council of Economic Advisers and was a professor of economics at the University of Minnesota.

     Benaree Pratt Wiley — Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multi-cultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of BlueCross BlueShield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable foundations.

     Clifford L. Alexander — Mr. Alexander is the President of Alexander & Associates, Inc. a management consulting firm. Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander. Mr. Alexander has been a Director of Mutual of America Life Insurance Company since 1989.

     Nominee and Continuing Directors’ Ownership of Fund Shares. The table below indicates the dollar range of Nominee’s and each Continuing Director’s ownership of shares of the Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2012.

Aggregate Holding of
Funds in the
	Fund	Dreyfus Family of Funds
Name of Continuing	Common	for which Responsible
Director or Nominees	Stock	as a Board Member
Independent Directors and Director Nominees
Clifford L. Alexander, Jr.	None	None
Joseph S. DiMartino	None	Over $100,000
Whitney I. Gerard*	None	Over $100,000
Nathan Leventhal*	None	Over $100,000
George L. Perry	None	None
Benaree Pratt Wiley	None	$50,001 – $100,000
Interested Director Nominee
Gordon J. Davis*	None	$50,001 – $100,000
**Nominee.

     As of December 31, 2012, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD

  The Fund held six Board meetings, six audit committee meetings, one nominating committee meeting, and one com- pensation committee meeting during the last fiscal year. The pricing committee did not meet during the last fiscal year.

  The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting.

  All Continuing Directors and Nominees attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.
  Compensation Table. The aggregate amount of compensation paid to each Continuing Director by the Fund for the fiscal year ended September 30, 2012, and by all funds in the Dreyfus Family of Funds for which such Continuing Director was a board member (the number of portfolios of such funds is set forth in parenthesis next to each Director’s total compensation) during 2012, was as follows:

	Aggregate	Total Compensation from
Name of	Compensation from	the Fund and Fund Complex
Continuing Director	the Fund*	Paid to Continuing Director (**)
Independent Directors
Clifford L. Alexander, Jr.	$1,065	$351,250 (45)
Joseph S. DiMartino	$1,228	$1,088,750 (163)
George L. Perry	$1,065	$167,500 (25)
Benaree Pratt Wiley	$1,065	$355,622 (66)

*Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Directors for attending Board meetings.

**Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Director served as a Board member in 2012.

PART II

     Part II sets forth information regarding the officers of the Fund.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
BRADLEY J. SKAPYAK
President (2010)	54	Chief Operating Officer and a director
		Dreyfus since June 2009. Previously, from
		April 2003 to June 2009, Mr. Skapyak was
		head of the Investment Accounting and
		Support Department of Dreyfus. He is
		officer of 69 investment companies (com
		prised of 145 portfolios) managed by Dreyfus
JAMES WINDELS
Treasurer (2001)	54	Director – Mutual Fund Accounting
		Dreyfus, and an officer of 70 investment com
		panies (comprised of 171 portfolios) managed
		by Dreyfus.
JOHN PAK
Chief Legal Officer (2013)	45	Chief Legal Officer of the Manager and
		Associate General Counsel and Managing
		Director of BNY Mellon since August 2012;
		from March 2005 to July 2012, Managing
		Director of Deutsche Bank, Deputy Global
		Head of Deutsche Asset Management Legal and
		Regional Head of Deutsche Asset Management
		Americas Legal. He is an officer of 70 invest
		ment companies (comprised of 171 portfolios)
		managed by Dreyfus. He has been an employee
		of Dreyfus since August 2012.

JANETTE E. FARRAGHER
Vice President (2005) and Secretary (2011)	50	Assistant General Counsel of BNY Mellon,
		and an officer of 70 investment companies
		(comprised of 171 portfolios) managed
		Dreyfus.
KIESHA ASTWOOD
Vice President and Assistant Secretary (2010)	40	Counsel of BNY Mellon, and an officer of
		investment companies (comprised of 171
		portfolios) managed by Dreyfus.
JAMES BITETTO
Vice President and Assistant Secretary (2005)	46	Senior Counsel of BNY Mellon and Secretary
		of Dreyfus, and an officer of 70 investment
		companies (comprised of 171 portfolios)
		managed by Dreyfus.
JONI LACKS CHARATAN
Vice President and Assistant Secretary (2005)	57	Senior Counsel of BNY Mellon, and an offi
		cer of 70 investment companies (comprised
		171 portfolios) managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Funds (Since)	Age	Experience For Past Five Years
JOSEPH M. CHIOFFI
Vice President and Assistant Secretary (2005)	52	Senior Counsel of BNY Mellon, and an offi-
		cer of 70 investment companies (comprised of
		171 portfolios) managed by Dreyfus.
JOHN B. HAMMALIAN
Vice President and Assistant Secretary (2005)	49	Senior Managing Counsel of BNY Mellon, and
		an officer of 70 investment companies (com-
		prised of 171 portfolios) managed by Dreyfus.
ROBERT R. MULLERY
Vice President and Assistant Secretary (2005)	61	Managing Counsel of BNY Mellon, and an offi-
		cer of 70 investment companies (comprised of
		171 portfolios) managed by Dreyfus.
JEFF PRUSNOFSKY
Vice President and Assistant Secretary (2005)	47	Senior Managing Counsel of BNY Mellon,
		and an officer of 70 investment companies
		(comprised of 171 portfolios) managed by
		Dreyfus.
RICHARD CASSARO
Assistant Treasurer (2008)	54	Senior Accounting Manager — Money Market
		and Municipal Bond Funds of Dreyfus, and an
		officer of 70 investment companies (comprised
		of 171 portfolios) managed by Dreyfus.
GAVIN C. REILLY
Assistant Treasurer (2005)	44	Tax Manager of the Investment Accounting and
		Support Department of Dreyfus, and an officer
		of 70 investment companies (comprised of 171
		portfolios) managed by Dreyfus.
ROBERT S. ROBOL
Assistant Treasurer (2005)	48	Senior Accounting Manager — Fixed Income
		Funds of Dreyfus, and an officer of 70 invest-
		ment companies (comprised of 171 portfolios)
		managed by Dreyfus.
ROBERT SALVIOLO
Assistant Treasurer (2007)	45	Senior Accounting Manager — Equity Funds
		of Dreyfus, and an officer of 70 investment
		companies (comprised of 171 portfolios) man-
		aged by Dreyfus.
ROBERT SVAGNA
Assistant Treasurer (2005)	46	Senior Accounting Manager — Equity Funds
		of Dreyfus, and an officer of 70 investment
		companies (comprised of 171 portfolios) man-
		aged by Dreyfus.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	55	Chief Compliance Officer of Dreyfus and The
		Dreyfus Family of Funds (70 investment com-
		panies, comprised of 171 portfolios).

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of March 22, 2013 by the Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of a class of the Fund’s outstanding shares.

     As of March 22, 2013, no Directors or officers of the Fund owned any shares of Common Stock or APS of the Fund.

     To the Fund’s knowledge based on Schedule 13G filings as of December 31, 2012, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of APS has been reported.

	Name of	Name and Address of
Title of Class	Beneficial Owner	Beneficial Owner	Percent of Class

Common Stock	First Trust Portfolios L.P.*	2,159,256 shares	10.46%*
First Trust Advisors L.P.*
The Charger Corporation*
120 East Liberty Drive
Suite 400
Wheaton, IL 60187

* These entities filed a combined Schedule 13G for the share amount and percentage shown for each.

As of March 22, 2013 Cede & Co. held of record approximately 92.14% of the outstanding shares of Common Stock and 100% of the outstanding shares of APS.

Section 16(a) Beneficial Ownership Reporting Compliances

     To the Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS and certain additional persons required to report their transactions in the Fund’s shares complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2012. In making this disclosure, the Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the SEC.

EXHIBIT B

REPORT OF THE AUDIT COMMITTEE

Dreyfus Municipal Income, Inc.
(the “Fund”)

November 26, 2012

     The audit committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

     The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB provided to the committee.

     Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Stockholders for the year ended September 30, 2012.

Clifford L. Alexander, Jr., Audit Committee Chair	Joseph S. DiMartino, Audit Committee Member
George L. Perry, Audit Committee Member	Whitney I. Gerard, Audit Committee Member
Nathan Leventhal, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

B-1

0424-PROXY-13

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY	DREYFUS MUNICIPAL INCOME, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 7, 2013
COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Dreyfus Municipal Income, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Kiesha Astwood and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on March 22, 2013 at the Annual Meeting of Stockholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, NY 10166, on Friday, June 7, 2013, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on June 7, 2013.
The Proxy Statement and Proxy Card for this meeting are available at:
http://www.dreyfus.com/closedendfund

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote, in their discretion on any other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

DMF_24459_032813

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

Please detach at perforation before mailing.

PROXY	DREYFUS MUNICIPAL INCOME, INC.	PROXY
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 7, 2013
AUCTION PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Dreyfus Municipal Income, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Kiesha Astwood and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on March 22, 2013, at the Annual Meeting of Stockholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, NY 10166, on Friday, June 7, 2013, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on June 7, 2013.
The Proxy Statement and Proxy Card for this meeting are available at:
Dreyfus.com/closedendfund

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote, in their discretion on any other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

DMF_24459_040813-Pref